EXHIBIT 10.21

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                                SUPPLY AGREEMENT


                                     AMONG:


                             SAGAMORE HOLDINGS, INC.
                        A FLORIDA CORPORATION ("PARENT")


                             NECI ACQUISITION, INC.
                       A FLORIDA CORPORATION ("PURCHASER")


                                       AND


                             JACO ELECTRONICS, INC.,
                      A NEW YORK CORPORATION ("SUPPLIER");


                         DATED AS OF SEPTEMBER __, 2004


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                                TABLE OF CONTENTS

SECTION 1.        PURCHASE OF ELECTRONIC COMPONENTS............................1
SECTION 2.        TERM.........................................................2
SECTION 3.        TERMINATION..................................................2
SECTION 4.        MISCELLANEOUS................................................3
     4.1.         Counterparts; Interpretation.................................3
     4.2.         Confidentiality..............................................3
     4.3.         Governing Law................................................3
     4.4.         Successors and Assigns; Assignment...........................3
     4.5.         Partial Invalidity and Severability..........................4
     4.6.         Waiver.......................................................4
     4.7.         Headings.....................................................4
     4.8.         Acceptance by Fax............................................4
     4.9.         Expenses.....................................................4
     4.10.        Attorneys' Fees..............................................4
     4.11.        Further Assurances...........................................5
     4.12.        Notices......................................................5
     4.13.        NO JURY TRIAL................................................5




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                                SUPPLY AGREEMENT


      THIS SUPPLY AGREEMENT (this "Agreement") is made and entered into as of this 20th day of September, 2004 (the "Effective Date") by and among SAGAMORE HOLDINGS, INC., a Florida corporation ("Parent"), NECI ACQUISITION, INC., a Florida corporation ("Purchaser") and JACO ELECTRONICS, INC., a New York corporation ("Supplier"). Parent, Purchaser and Supplier are each referred to, at times, as a "Party" and collectively as the "Parties".

                                    RECITALS

      WHEREAS, Purchaser is a wholly-owned subsidiary of Parent and Purchaser has purchased substantially all of the assets of Nexus Custom Electronics, Inc., a wholly-owned subsidiary of Supplier (the "Purchase Transaction"), on the date hereof; and

      WHEREAS, as an inducement to Supplier to enter into the Purchase Transaction, Purchaser and Parent have agreed to purchase and to cause all now existing or hereafter acquired subsidiaries and businesses, as a result of merger, acquisition or otherwise, (together with Purchaser and Parent, individually and collectively, the "Purchaser Group Members") to purchase certain electronic components from Supplier pursuant to the terms of this Agreement.

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

SECTION 1. PURCHASE OF ELECTRONIC COMPONENTS.

      (a) During the Term (as defined below in Section 2) of this Agreement, the Purchaser Group Members shall utilize the following procedures (the "Protocol") for at least fifteen percent (15%) (the "Annual Percentage") of the dollar amount of their annual purchases of those electronic components that are included in Supplier's line card and are compatible with the customer needs of the Purchaser Group Members (the "Eligible Components").

            (i) Purchaser Group Members shall submit requests for proposals to Supplier and such other suppliers as they may choose, for specific orders of Eligible Components (the "RFP"). The RFP shall contain such terms as are reasonably necessary for Supplier to formulate a proposal.

            (ii) Supplier shall submit such proposal, if any, as it determines to Purchaser within four (4) business days of Supplier's receipt of the RFP.

            (iii) If Supplier's proposal contains the lowest price, and all requirements of the RFP are satisfied in all material respects, the Purchaser Group Member shall purchase the Eligible Components from Supplier pursuant to the terms of the RFP.


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            (iv) If Supplier submits a proposal and the Purchaser Group Member receives a quotation from another supplier which it finds more favorable than the quotation provided by Supplier (the "More Favorable Quotation"), the Purchaser Group Member shall advise Supplier (the "Advice") of the manufacturer, product, quantity, price, delivery, warranty (if other than the standard industry warranty) and payment terms (collectively the "Primary Terms") contained in the More Favorable Quotation. Supplier may notify the Purchaser Group Member (in any event not later than two (2) business days after receipt of the Advice) (the "Matching Quotation") of its commitment to supply the Eligible Components identified in the Advice under substantially similar terms as contained in the Advice. If the Matching Quotation contains terms that are substantially similar to the Primary Terms in the Advice, the Purchaser Group Member shall accept the Matching Quotation and place its order for the components with Supplier. If Supplier advises the Purchaser Group Member that it will not submit a Matching Quotation or does not timely submit a Matching Quotation, the Purchaser Group Member may accept the More Favorable Quotation, provided, however, if the Purchaser Group Member changes any of the Primary Terms in its acceptance of the More Favorable Quotation, the above protocol shall again be applicable, allowing Supplier to submit or resubmit a quotation, as the case may be.

      (b) Provided the Purchaser Group Member complies with the Protocol, Purchaser shall not have any liability under this Agreement to Supplier if the Purchaser Group Members do not purchase Eligible Components from Supplier equal to at least the Annual Percentage.

SECTION 2. TERM.

      Unless terminated pursuant to Section 3 below, the term of this Agreement shall be for five (5) years beginning on the Effective Date (the "Term").

SECTION 3. TERMINATION.

      (a) Supplier shall have the right to terminate this Agreement at any time by providing written notice to Purchaser.

      (b) This Agreement shall be subject to termination as follows:

            (i) If Supplier is the subject of a bankruptcy, other insolvency proceeding, or receivership which, if involuntary, is not dismissed or stayed within sixty (60) days of its commencement; and

            (ii) Upon thirty (30) days prior written notice to Supplier, if (x) Supplier has systematically and continually failed to perform the material terms of the accepted purchase orders hereunder for material amounts of components (a "Material Failure"), and (y) Purchaser has notified Supplier in writing of a Material Failure on not less than three (3) occasions in any twelve month period, and Supplier has failed to cure the Material Failure within thirty (30) days after receipt of written notice on each of the three occasions referred to herein.



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SECTION 4. MISCELLANEOUS

      4.1. COUNTERPARTS; INTERPRETATION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and both of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the Parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement between the Parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the Parties hereto. No ambiguity in any provision hereof shall be construed against a Party by reason of the fact it was drafted by such Party or its counsel. References to "including" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Parties any rights or remedies under or by reason of this Agreement.

      4.2. CONFIDENTIALITY. The Parties shall not, directly or indirectly, disclose to anyone, any Confidential Information. For purposes of this Agreement, "Confidential Information" shall mean information relating to the Parties, their business and potential business, including, without limitation, trade secrets, financial information, marketing and business plans, methods of providing services, practices, documentation, drawings, facilities, customers, policies, suppliers, pricing, customer lists and leads, and other information and know-how that has actual or potential economic value to either Party because it is not generally known to others and is not readily ascertainable by them. The restrictions of this Section 4.2 shall not apply to information (i) which enters the public domain through no fault of the other Party; (ii) the disclosure of which is required by final order of a court of competent jurisdiction; or (iii) the disclosure of which is required to be made by a Party in any public filing.

      4.3. GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of New York without regard to principles of conflicts of laws thereof. Any dispute, controversy or question of interpretation arising under, out of, in connection with or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be litigated exclusively in the courts of competent jurisdiction located in New York, New York. Each of the Parties hereby irrevocably submits to the jurisdiction of any court of competent jurisdiction located in New York, New York. Each Party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in New York, New York.

      4.4. SUCCESSORS AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, executors, legal representatives, and successors. Neither this Agreement nor the rights and obligations hereunder may be assigned by either Party, including any assignment by operation of law, absent the express prior written consent of the other.



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      4.5. PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the Parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

      4.6. WAIVER. Any term or condition of this Agreement may be waived at any time by the Party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such Party. No failure on the part of a Party to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such Party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any Party to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

      4.7. HEADINGS. The headings as to contents of particular sections of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

      4.8. ACCEPTANCE BY FAX. This Agreement shall be accepted, effective and binding, for all purposes, when the Parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

      4.9. EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the Party incurring such costs and expenses.

      4.10. ATTORNEYS' FEES. In the event of any litigation arising under the terms of this Agreement, the prevailing Party shall be entitled to recover its or their reasonable attorneys' fees and court costs from the other Party, including trial and appellate proceedings, as well as the costs of collecting any judgment.

      4.11. FURTHER ASSURANCES. The Parties shall from time to time do and perform such additional acts and execute and deliver such additional documents and instruments as may be required or reasonably requested by any Party to establish, maintain or protect its rights and remedies or to effect the purposes of this Agreement.

      4.12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand; (ii) one (1) day after delivery by internationally recognized express courier (i.e., Federal Express, DHL); or (iii) three (3) days after delivery by certified mail, postage prepaid, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):



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      If to Purchaser:         NECI Acquisition, Inc.
                               33 South Wood Avenue - Suite 600
                               Iselin, NJ 08830
                               Attn:             Robert Farrell/Joseph Donohue
                               Telephone:        (732) 603-4967
                               Facsimile:        (732) 603-3883

      If to Parent:            Sagamore Holdings, Inc.
                               33 South Wood Avenue - Suite 600
                               Iselin, NJ 08830
                               Attn:             Robert Farrell/Joseph Donohue
                               Telephone:        (732) 603-4967
                               Facsimile:        (732) 603-3883

      If to Supplier:          Jaco Electronics, Inc.
                               145 Oser Avenue
                               Hauppauge, New York 11788
                               Attn:             Jeffrey Gash
                               Telephone:        (631) 273-5500
                               Facsimile:        (631) 273-3621

      4.13. NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

                       [SIGNATURE BLOCK ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties hereto have executed this Supply
Agreement on the date first set forth above.


SAGAMORE HOLDINGS, INC.                JACO ELECTRONICS, INC.

By: /s/ Robert Farrell                 By: /s/ Jeffrey Gash
    -------------------------              -------------------------
    Robert Farrell                         Jeffrey Gash
    President                              Vice President



NECI ACQUISITION, INC.

By: /s/ Robert Farrell
    -------------------------
    Robert Farrell
    President



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